EXHIBIT 10.01

AMENDMENT TO CONSULTING AGREEMENT BY AND BETWEEN CONSOLIDATION SERVICES, INC. AND CARL CASARETO

This Amendment ("Amendment") to the consulting agreement by and between CONSOLIDATION SERVICES, INC. ("Company") and Carl Casareto ("Consultant").

WITNESSETH:

WHEREAS, effective December 1st 2012, the Company and Consultant entered into a consulting agreement (the "Agreement"); and

WHEREAS, the Consultant is proving to be a valuable addition to the management of the Company; and

WHEREAS, the Company wishes to provide to Consultant additional incentive compensation, in the form of shares of its common stock.

WHEREAS, the Corporation’s common shares are currently quoted at, and have most recently traded for, the equivalent of $0.08 (8 cents) per share.

NOW, THEREFORE, for good and valuable consideration, the Company hereby agrees to issue to Consultant, as additional consideration under the Agreement, two hundred thousand (200,000) shares of its common stock.

IN WITNESS WHEREOF, the parties have executed this Amendment on this 11th day of January 2013.

For:  CONSOLIDATION SERVICES, INC.

By:_/s/ Richard S. Polep

Richard S. Polep,

Chief Financial Officer

For:  CONSULTANT

/s/ Carl Casareto

Carl Casareto